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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): APRIL 17, 2006


                            LIBERTY MEDIA CORPORATION
             (Exact name of registrant as specified in its charter)


             DELAWARE                     001-16615              84-1288730

 (State or other jurisdiction of         (Commission          (I.R.S. Employer
  incorporation or organization)        File Number)        Identification No.)

                               12300 LIBERTY BLVD.
                            ENGLEWOOD, COLORADO 80112
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (720) 875-5400

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

/X/ Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION
ITEM 8.01.  OTHER EVENTS

On April 17, 2006, Liberty Media Corporation issued a press release announcing financial guidance for 2006 and certain related information, which is attached hereto as Exhibit 99.1.

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                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 18, 2006

                                        LIBERTY MEDIA CORPORATION


                                        By:   /s/ Christopher W. Shean
                                              --------------------------------
                                              Name:    Christopher W. Shean
                                              Title:   Senior Vice President
                                                          and Controller